                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

      The undersigned hereby authorizes Nelson C. Rising, Stephen P. Wallace and Paul A. Lockie, or any of them, with full power of substitution, to sign on his or her behalf, in the capacity stated below, the Annual Report on Form 10-K
(the "10-K") of Catellus Development Corporation and to file the 10-K, together with exhibits thereto, and any amendment to the 10-K, and other documents in connection therewith, with the Securities and Exchange Commission.




Dated:  March 26, 1997                          /s/ Joseph Alibrandi
                                                -------------------------
                                                Joseph Alibrandi
                                                Director

                               POWER OF ATTORNEY

      The undersigned hereby authorizes Nelson C. Rising, Stephen P. Wallace and Paul A. Lockie, or any of them, with full power of substitution, to sign on his or her behalf, in the capacity stated below, the Annual Report on Form 10-K
(the "10-K") of Catellus Development Corporation and to file the 10-K, together with exhibits thereto, and any amendment to the 10-K, and other documents in connection therewith, with the Securities and Exchange Commission.




Dated:  March 26, 1997                          /s/ Daryl J. Carter
                                                -------------------------
                                                Daryl J. Carter
                                                Director

                               POWER OF ATTORNEY

      The undersigned hereby authorizes Nelson C. Rising, Stephen P. Wallace and Paul A. Lockie, or any of them, with full power of substitution, to sign on his or her behalf, in the capacity stated below, the Annual Report on Form 10-K
(the "10-K") of Catellus Development Corporation and to file the 10-K, together with exhibits thereto, and any amendment to the 10-K, and other documents in connection therewith, with the Securities and Exchange Commission.




Dated:  March 26, 1997                          /s/ Christine Garvey
                                                -------------------------
                                                Christine Garvey
                                                Director

                               POWER OF ATTORNEY

      The undersigned hereby authorizes Nelson C. Rising, Stephen P. Wallace and Paul A. Lockie, or any of them, with full power of substitution, to sign on his or her behalf, in the capacity stated below, the Annual Report on Form 10-K
(the "10-K") of Catellus Development Corporation and to file the 10-K, together with exhibits thereto, and any amendment to the 10-K, and other documents in connection therewith, with the Securities and Exchange Commission.




Dated:  March 26, 1997                          /s/ Nelson C. Rising
                                                -------------------------
                                                Neslson C. Rising
                                                Director

                               POWER OF ATTORNEY

      The undersigned hereby authorizes Nelson C. Rising, Stephen P. Wallace and Paul A. Lockie, or any of them, with full power of substitution, to sign on his or her behalf, in the capacity stated below, the Annual Report on Form 10-K
(the "10-K") of Catellus Development Corporation and to file the 10-K, together with exhibits thereto, and any amendment to the 10-K, and other documents in connection therewith, with the Securities and Exchange Commission.




Dated:  March 26, 1997                          /s/ Joseph R. Seiger
                                                -------------------------
                                                Joseph R. Seiger
                                                Director

                               POWER OF ATTORNEY

      The undersigned hereby authorizes Nelson C. Rising, Stephen P. Wallace and Paul A. Lockie, or any of them, with full power of substitution, to sign on his or her behalf, in the capacity stated below, the Annual Report on Form 10-K
(the "10-K") of Catellus Development Corporation and to file the 10-K, together with exhibits thereto, and any amendment to the 10-K, and other documents in connection therewith, with the Securities and Exchange Commission.




Dated:  March 26, 1997                          /s/ Jacqueline R. Slater
                                                -------------------------
                                                Jacqueline R. Slater
                                                Director

                               POWER OF ATTORNEY

      The undersigned hereby authorizes Nelson C. Rising, Stephen P. Wallace and Paul A. Lockie, or any of them, with full power of substitution, to sign on his or her behalf, in the capacity stated below, the Annual Report on Form 10-K
(the "10-K") of Catellus Development Corporation and to file the 10-K, together with exhibits thereto, and any amendment to the 10-K, and other documents in connection therewith, with the Securities and Exchange Commission.




Dated:  March 26, 1997                          /s/ Thomas M. Steinberg
                                                -------------------------
                                                Thomas M. Steinberg
                                                Director

                               POWER OF ATTORNEY

      The undersigned hereby authorizes Nelson C. Rising, Stephen P. Wallace and Paul A. Lockie, or any of them, with full power of substitution, to sign on his or her behalf, in the capacity stated below, the Annual Report on Form 10-K
(the "10-K") of Catellus Development Corporation and to file the 10-K, together with exhibits thereto, and any amendment to the 10-K, and other documents in connection therewith, with the Securities and Exchange Commission.




Dated:  March 26, 1997                          /s/ Beverly Benedict Thomas
                                                ---------------------------
                                                Beverly Benedict Thomas
                                                Director